Antonson & Kibler
                                  1000 Colfax
                              Gary, Indiana 46406


                                PROMISSORY NOTE

     $138,500.00                                   Date: March 31, 1996


     For value received, the undersigned Keystone Lines (the "Promisor") promises to pay to the order of Harold Antonson and Michael Kibler (the "Payee"), at 1000 Colfax, Gary, Indiana 46406, (or at such other place as the Payee may designate in writing) the sum of $138,500.00 with interest from date of receipt as detailed below, on the unpaid principal at the rate of 1.50 percent over the National Price as published in the Wall Street Journal.

     The unpaid principal and accrued interest shall be payable on demand. All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

     If any payment obligation under this Note is not paid when due, the Promisor promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

     No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

     This Note shall be construed in accordance with the laws of the State of Indiana.

     If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

     All payments of principal and interest on this Note shall be paid in the legal currency of the United States.








     Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.


     Signed this 5th day of May, 1996, at Gary, Indiana.


      Keystone Lines




      By: ____________________________________________________
              Michael Kiber
              President


                               Schedule of Loans

                       January 1996               $ 73,000
                       February 29, 1996          $ 48,700
                       March 8, 1996             ($ 16,700)
                       March 31, 1996             $ 33,500
                                                   -------
                                                  $138,500
                                                   =======








                               Antonson & Kibler
                                  1000 Colfax
                              Gary, Indiana 46406


                                PROMISSORY NOTE

     $1,300.00                                       Date: July 7, 1996


     For value received, the undersigned Keystone Lines (the "Promisor") promises to pay to the order of Harold Antonson and Michael Kibler (the "Payee"), at 1000 Colfax, Gary, Indiana 46406, (or at such other place as the Payee may designate in writing) the sum of $1,300.00 with interest from date of receipt as detailed below, on the unpaid princi-pal at the rate of 1.50 percent over the National Price as published in the Wall Street Journal.

     The unpaid principal and accrued interest shall be payable on demand. All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

     If any payment obligation under this Note is not paid when due, the Promisor promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

     No renewal or extension of this Note, delay in enforcing any right of the Payee under this Note, or assignment by Payee of this Note shall affect the liability of the Promisor. All rights of the Payee under this Note are cumulative and may be exercised concurrently or consecutively at the Payee's option.

     This Note shall be construed in accordance with the laws of the State of Indiana.

     If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

     All payments of principal and interest on this Note shall be paid in the legal currency of the United States.








     Promisor waives presentment for payment, protest, and notice of protest and nonpayment of this Note.


     Signed this 7th day of July, 1996, at Gary, Indiana.


      Keystone Lines




      By: ____________________________________________________
              Michael Kiber
              President


                               Schedule of Loans

                       April 1996                  $ 1,300
                                                   -------
                                                   $ 1,300
                                                   =======